                               PURCHASE AGREEMENT

                                QWEST CORPORATION

                 $1,500,000,000 of 8 7/8% Notes due March 15, 2012

                                                                   March 7, 2002

Credit Suisse First Boston Corporation
Banc of America Securities LLC
Lehman Brothers Inc.
ABN AMRO Incorporated
Commerzbank Capital Markets Corp.
First Union Securities, Inc.

c/o Credit Suisse First Boston Corporation
11 Madison Avenue
New York, NY 10010-3629
As Representatives of the several Initial Purchasers named in Schedule I hereto

Ladies and Gentlemen:

     Qwest Corporation, a Colorado corporation (the "COMPANY"), proposes to issue and sell to the several Initial Purchasers listed in Schedule I hereto (the "INITIAL PURCHASERS") for whom Credit Suisse First Boston Corporation, Banc of America Securities LLC, Lehman Brothers Inc., ABN AMRO Incorporated, Commerzbank Capital Markets Corp. and First Union Securities, Inc. are acting as representatives (the "REPRESENTATIVES"), $1,500,000,000 of 8 7/8% Notes due March 15, 2012 (the "SECURITIES"). The Securities will be issued pursuant to the provisions of an Indenture, dated as of October 15, 1999 (the "INDENTURE"), between the Company and Bank One Trust Company, National Association, as trustee (the "TRUSTEE").

     Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, dated as of March 12, 2002, among the Company and the Initial Purchasers (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company will agree, among other things, to file with the Securities and Exchange Commission (the "COMMISSION") a registration statement (the "REGISTRATION STATEMENT") pursuant to the Securities Act of 1933, as amended (the "SECURITIES Act") covering the offer to exchange the Securities for securities with terms identical in all material respects to the Securities and to use its reasonable best efforts to cause the Registration Statement to be declared effective within the time periods and subject to the terms and conditions specified therein.

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     The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Securities Act, in reliance upon exemptions therefrom.

     In connection with the sale of the Securities, the Company has prepared an offering memorandum dated March 7, 2002 (the "OFFERING MEMORANDUM"), for the information of the Initial Purchasers and for delivery to prospective purchasers of the Securities. The term Offering Memorandum shall be deemed to mean and include documents incorporated by reference therein. All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "stated" or "given" in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Offering Memorandum.

     The Company hereby agrees with the Initial Purchasers as follows:

     1. The Company agrees to issue and sell the Securities to the several Initial Purchasers as hereinafter provided, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company the respective principal amount of Securities set forth opposite such Initial Purchaser's name in Schedule I hereto at a price (the "PURCHASE PRICE") equal to 96.1054% of their principal amount, plus accrued interest, if any, from March 12, 2002 to the date of payment and delivery.

     2. The Company understands that the Initial Purchasers intend (i) to offer privately pursuant to Rule 144A ("RULE 144A") and pursuant to Regulation S ("REGULATION S"), each under the Securities Act, their respective portions of the Securities as soon after this Agreement has become effective as in the judgment of the Initial Purchasers is advisable and (ii) initially to offer the Securities upon the terms set forth in the Offering Memorandum.

     The Company confirms that it has authorized the Initial Purchasers, subject to the restrictions set forth below, to distribute copies of the Offering Memorandum in connection with the offering of the Securities. Each Initial Purchaser hereby severally makes to the Company the following representations and agreements:

               (i) it is a "qualified institutional buyer" ("QIB") within the meaning of Rule 144A under the Securities Act ("RULE 144A") and an "accredited investor" as defined in Regulation 501 promulgated under the Securities Act; and


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               (ii) (A) it will not solicit offers for, or offer to sell, the
          Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act ("REGULATION D")) and (B) it will solicit offers for the Securities only from, and will offer the Securities only to, persons whom it reasonably believes to be (x) in the case of offers inside the United States, "qualified institutional buyers" within the meaning of Rule 144A and (y) in the case of offers outside the United States, to persons other than U.S. persons, as defined under Regulation S ("FOREIGN PURCHASERS", which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) that, in each case, in purchasing the Securities are deemed to have represented and agreed as provided in the Offering Memorandum.

     With respect to offers and sales outside the United States, as described in clause (ii)(B)(y) above, each Initial Purchaser hereby represents and agrees with the Company and the Guarantor that:

               (i) it understands that no action has been or will be taken by the Company that would permit a public offering of the Securities, or possession or distribution of the Offering Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required;

               (ii) it will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes the Offering Memorandum or any such other material;

               (iii) it understands that the Securities have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act;

               (iv) it has offered the Securities and will offer and sell the Securities (x) as part of its distribution at any time and (y) otherwise until 40 days after the later of the commencement of the offering and the Delivery Date (as defined in Section 3 below), only in accordance with Rule 903 of Regulation S. Accordingly, neither such Initial Purchaser, nor any of its Affiliates, as defined under Regulation S-X under the Securities Act, nor any persons acting on its behalf has engaged or will engage in


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          any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and such Initial Purchaser, its Affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S;

               (v) it agrees that (i) it has not offered or sold Securities and, prior to six months after the issue date of such Securities, will not offer or sell any such Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with an issue of Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 (as amended) or is a person to whom such document may otherwise lawfully be issued or passed on.

     Terms used in this Section 2 and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

     3. (a) Delivery of and payment for the Securities shall be made at the offices of Debevoise & Plimpton, 919 Third Avenue, New York, New York 10022, at 10:00 a.m., New York City time, on March 12, 2002, which date and time may be postponed by agreement between the Initial Purchasers and the Company (such date and time of delivery and payment for the Securities being referred to herein as the "DELIVERY DATE"). Delivery of the Securities by the Company shall be made to the Initial Purchasers against payment of the Purchase Price by the Initial Purchasers; and payment for the Securities by the Initial Purchasers shall be made against delivery to the Initial Purchasers of the Securities as set forth below and effected either by wire transfer of immediately available funds to an account with a bank, the account number and the ABA number for such bank to be provided by the Company to the Initial Purchasers at least two business days in advance of the Delivery Date, or by such other manner of payment as may be agreed by the Company and the Initial Purchasers.

          (b) The Company will deliver against payment of the Purchase Price the Securities initially sold to QIBs, in the form of one or more permanent global certificates (the "GLOBAL SECURITIES"), registered in the name of Cede & Co., as


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     nominee for The Depository Trust Company ("DTC") and with respect to
     Securities to be resold to foreign purchasers by the Initial Purchasers, in the form of one or more Regulation S global notes (collectively, the "REGULATION S GLOBAL SECURITIES" and, together with the Restricted Global Securities, the "GLOBAL SECURITIES") representing such Securities, with any transfer taxes payable in connection with the transfer to the Initial Purchasers of the Securities duly paid by the Company, registered in the name of Cede & Co., as nominee for DTC. Beneficial interests in the Securities initially sold to QIBs and foreign purchasers will be shown on, and transfers thereof will be effected only through, records maintained in book-entry form by DTC and its participants. The Global Securities will be made available, at the request of any Initial Purchaser, for checking at least 24 hours prior to such Delivery Date.

          (c) Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Initial Purchaser hereunder.

     4.   The Company represents and warrants to each Initial Purchaser that:

          (a) the Offering Memorandum will not, in the form used by the Initial Purchasers to confirm sales of the Securities and as of the Delivery Date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such dates, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser, or on behalf of any Initial Purchaser by the Representatives, specifically for use therein;

          (b) the documents incorporated by reference in the Offering Memorandum (the "INCORPORATED DOCUMENTS"), when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Offering Memorandum, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;


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          (c) (i) neither the Company, nor any of its subsidiaries, (x) is in violation of its charter or by-laws, or (y) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business; or (ii) neither the Company, nor any of its subsidiaries, nor, to the extent it could reasonably be expected to result in or cause a Material Adverse Effect (as defined below), Qwest Communications or any of its subsidiaries, is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, and which, in the case of Qwest Communications and its subsidiaries only, is filed or incorporated by reference as an exhibit to any of Qwest Communications' Incorporated Documents. As used herein, "MATERIAL ADVERSE EFFECT" means any material adverse change in or effect on the financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

          (d) the financial statements of each of the Company and Qwest Communications, together with the related schedules and notes thereto, included and incorporated by reference in the Offering Memorandum present fairly the consolidated financial position of the Company and Qwest Communications respectively and their respective consolidated subsidiaries as of the dates indicated and the statements of operations, shareowners' equity and cash flows of the Company and Qwest Communications respectively and their respective consolidated subsidiaries for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles and practices applied on a consistent basis throughout the periods involved.

          (e) since the respective dates as of which information is given in the Offering Memorandum, except as otherwise stated therein, (A) there has been no event or circumstance with respect to the Company and its subsidiaries or Qwest Communications and its subsidiaries that could reasonably be expected to constitute or result in a Material Adverse Effect (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries, taken as a whole, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, except a dividend of an aggregate of $627,000,000.


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          (f) this Agreement has been duly authorized, executed and delivered by the Company;

          (g) the Indenture has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery by the Trustee) constitutes the legal, valid and binding agreement of the Company enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

          (h) the Registration Rights Agreement has been duly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and except that enforcement of rights to indemnification and contribution contained therein may be limited by applicable Federal or state laws or the public policy underlying such laws;

          (i) the Securities have been duly authorized and, at the Delivery Date, will have been duly executed by the Company and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture;

          (j) the Exchange Notes (as defined in the Registration Rights Agreement) have been duly authorized and, when authenticated, issued and delivered in the manner provided for in the Indenture and issued and delivered in exchange for the Securities in the manner contemplated in the Registration Rights Agreement, will constitute valid and binding obligations of the Company,


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     enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture;

          (k) as of the Delivery Date, the Securities, the Exchange Notes, the Indenture and the Registration Rights Agreement will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum;

          (l) the execution, delivery and performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein (including, without limitation, the issuance and sale of the Securities) and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of their subsidiaries pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company, Qwest Communications or any of their subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, Qwest Communications or any of their subsidiaries is subject (collectively, "AGREEMENTS AND INSTRUMENTS") (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any subsidiary of the Company or, to the best knowledge of the Company, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their assets, properties or operations. As used herein, a "REPAYMENT EVENT" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness of the Company or any subsidiary of the Company (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary of the Company;


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          (m) other than as set forth in the Offering Memorandum, there is not pending or, to the knowledge of the Company, threatened, any action, suit, proceeding, inquiry or investigation to which the Company, Qwest Communications or any of their subsidiaries is a party or to which the assets, properties or operations of the Company, Qwest Communications or any of their subsidiaries is subject, before or by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect or which might reasonably be expected to materially and adversely affect the assets, properties or operations of the Company and its subsidiaries, taken as a whole, or the consummation of the transactions contemplated by this Agreement or the Indenture or the performance by the Company and its subsidiaries of their respective obligations hereunder or thereunder;

          (n) the Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "GOVERNMENTAL LICENSES") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Guarantor and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect;

          (o) none of the Company or any of its affiliates (as defined in Rule 501(b) of Regulation D) has directly, or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the offering contemplated by the Offering Memorandum;

          (p) none of the Company or any of its affiliates (as defined in Rule 501(b) of Regulation D) of the Company or any person acting on its or their behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, or by means of any directed selling efforts within the meaning of Rule 902 of Regulation S, and the Company, any affiliate of the Company and any person


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     acting on its or their behalf has complied with and will implement the
     "offering restrictions" requirements of Regulation S;

          (q) the Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act;

          (r) assuming the accuracy of the representations of the Initial Purchasers contained in Section 2 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"); and

          (s) none of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System.

     5. The Company covenants and agrees with each of the several Initial Purchasers as follows:

          (a) to deliver to the Initial Purchasers as many copies of the Offering Memorandum (including all amendments and supplements thereto) as the Initial Purchasers may reasonably request;

          (b) before distributing any amendment or supplement to the Offering Memorandum, to furnish to the Representatives a copy of the proposed amendment or supplement for review and not to distribute any such proposed amendment or supplement to which the Representatives reasonably object;

          (c) if, at any time prior to the earlier of (i) nine months from the date of the Offering Memorandum and (ii) notice by the Representatives to the Company of the completion of the initial placement of the Securities, any event shall occur as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Initial Purchasers and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Securities may have been sold by the Initial Purchasers on


                                       10
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     behalf of the Initial Purchasers and to any other dealers upon request, such amendments or supplements to the Offering Memorandum as may be necessary to correct such statement or omission or to effect compliance with law;

          (d) to endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction;

          (e) during the period of two years after the date hereof, to furnish to the Initial Purchasers, as soon as practicable after the end of each fiscal year, a copy of the Company's annual report to shareholders, if any, for such year, and to furnish to the Initial Purchasers and to counsel to the Initial Purchasers, (i) as soon as available, a copy of each report of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as the Initial Purchasers may reasonably request;

          (f) during the period beginning on the date hereof and continuing to and including the Business Day following the Delivery Date, not to, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any of its senior debt securities having a maturity of one year or more without the prior written consent of the Representatives;

          (g) to use the net proceeds received by the Company from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Memorandum under the heading "Use of Proceeds";

          (h) to furnish to the holders of the Securities no later than 90 days after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Memorandum), consolidated summary financial information of the Company and its subsidiaries of such quarter in reasonable detail;

          (i) during the period of two years after the Delivery Date, the Company will not, and will not permit any of its controlled "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Securities which


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     constitute "restricted securities" under Rule 144 that have been reacquired by any of them;

          (j) whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder and under the Registration Rights Agreement, including without limiting the generality of the foregoing, all fees, costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) incident to the preparation, printing and distribution of the Offering Memorandum (including all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representatives may designate (including reasonable fees of counsel for the Initial Purchasers and their disbursements) and the printing of memoranda relating thereto, (iv) in connection with the approval for trading of the Securities on any securities exchange or inter-dealer quotation system, if so requested, (v) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, any Preliminary and Supplemental Blue Sky Memoranda and any Legal Investment Survey and the furnishing to Initial Purchasers and dealers of copies of the Offering Memorandum, including mailing and shipping, as herein provided, (vi) payable to rating agencies in connection with the rating of the Securities, if applicable, and (vii) any expenses incurred by the Company in connection with a "road show" presentation to potential investors;

          (k) while the Securities remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) and cannot be sold without restriction under Rule 144(k) under the Securities Act, the Company will, during any period in which the Company is not subject to Section 13 or 15(d) under the Exchange Act or is not complying with the reporting requirements thereof, make available to the purchasers and any holder of Securities in connection with any sale thereof and any prospective purchaser of Securities and securities analysts, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act (or any successor thereto);

          (l) the Company will not take any action prohibited by Regulation M under the Exchange Act, in connection with the distribution of the Securities contemplated hereby;

          (m) neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) or any person acting on behalf of the Company or such affiliate will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

          (n) neither the Company nor any of its affiliates (as defined in Rule 144(a)(1) under the Securities Act) nor any person acting on behalf of any of the foregoing will engage in any directed selling efforts with respect to the Securities within the meaning of Regulation S; and

          (o) neither the Company nor any of its affiliates (as defined in Regulation 501(b) of Regulation D under the Securities Act) nor any person acting on behalf of the Company or such affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which will be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the Securities Act with the offering contemplated hereby.

     6. The several obligations of the Initial Purchasers hereunder to purchase the Securities on the Delivery Date are subject to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) the representations and warranties of the Company contained herein are true and correct on and as of the Delivery Date as if made on and as of the Delivery Date, the statements of the officers of the Company made pursuant to Section 6(d) hereof are true and correct and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Delivery Date;

          (b) except as previously disclosed to the Initial Purchasers by the Company in writing prior to the execution of this Agreement, there shall not have occurred any downgrading, nor shall any notice have been given of
     (i) any downgrading, (ii) any intended or potential downgrading or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any debt securities of or guaranteed by the Company or Qwest Communications by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

          (c) since the respective dates as of which information is given in the Offering Memorandum, there shall not have been any change in the financial condition of the Company and its subsidiaries, taken as a whole, or Qwest Communications and its subsidiaries, taken as a whole, or in the earnings, affairs or business prospects of the Company and its subsidiaries, taken as a whole, or Qwest Communications and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Offering Memorandum as of March 7, 2002, the effect of which is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the Delivery Date on the terms and in the manner contemplated in the Offering Memorandum;

          (d) the Representatives shall have received on and as of the Delivery Date a certificate of the President, any Vice President, the Treasurer, any Assistant Treasurer or the Associate General Counsel of the Company in which such officers shall state that, to the best of their knowledge after reasonable investigation, the representations and warranties of the Company in this Agreement are true and correct as if made at and as of the Delivery Date, that the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Delivery Date and that, since the respective dates as of which information is given in the Offering Memorandum, (x) there has been no material adverse change in the financial condition or results of operations of the Company and its subsidiaries, taken as a whole, and (y) there has been no change in the financial condition or results of operations of Qwest Communications and its subsidiaries, taken as a whole, that could reasonably be expected to result in or constitute a Material Adverse Effect, except as set forth in or contemplated by the Offering Memorandum as of March 7, 2002;

          (e) Holme Roberts & Owen LLP shall have furnished to the Initial Purchasers their written opinion, dated the Delivery Date, in form and substance satisfactory to the Initial Purchasers, to the effect that:

               (i) The Company is a corporation duly incorporated, and is validly existing and in good standing under the laws of the State of Colorado, with corporate power to own, lease and operate its properties and to carry on its business as now being conducted.

               (ii) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company.

               (iii) The execution, delivery and performance of the Indenture by the Company has been duly authorized by all necessary corporate action on the part of the Company, and the Indenture has been duly executed and delivered by the Company.

               (iv) The Registration Rights Agreement has been duly authorized by all necessary corporate action on the part of the Company, and the Registration Rights Agreement has been duly executed and delivered by the Company.

               (v) The Securities have been duly authorized by all necessary corporate action on the part of the Company.

               (vi) The Exchange Notes (as defined in the Registration Rights Agreement) have been duly authorized by all necessary corporate action on the part of the Company.

          In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and of public officials.

          The opinion of Holme Roberts & Owen LLP described above shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

          (f) O'Melveny & Myers LLP shall have furnished to the Initial Purchasers their written opinion, dated the Delivery Date, in form and substance satisfactory to the Initial Purchasers, to the effect that:

               (i) The Indenture constitutes the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditor's rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

               (ii) The Securities, when duly executed and authenticated in the manner contemplated by the Indenture and issued and delivered to the Initial Purchasers against payment therefor in accordance with the provisions hereof, will be legally valid and binding obligations of the

          Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditor's rights generally (including, without limitation, fraudulent conveyance laws), and by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

               (iii) The Exchange Securities, when duly executed in the manner contemplated in the Indenture and issued and delivered in exchange for the Securities in the manner contemplated in the Registration Rights Agreement, will be legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to affecting creditor's rights generally (including, without limitation, fraudulent conveyance laws), and by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

               (iv) The Registration Rights Agreement constitutes the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditor's rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law, and except that no opinion is expressed with respect to the provisions contained in [Section 4] of the Registration Rights Agreement.

               (v) No order, consent, permit or approval of or filing with any federal governmental authority is required on the part of the Company for the execution and delivery of this Agreement, the Indenture or the issuance and sale of the Securities to the Initial Purchasers pursuant to the terms of this Agreement, except such as may be required under applicable blue sky or state securities laws.

               (vi) The statements in the Offering Memorandum under the headings "Description of Notes", "Exchange Offer; Registration Rights" and "Notice to Investors", insofar as they summarize provisions of the Indenture or the Securities or constitute a summary of certain provisions of the documents referred to therein, fairly summarize the matters referred to therein.

               (vii) The Securities satisfy the requirement set forth in Rule 144A(d)(3) under the Securities Act.

               (viii) Based upon the representations, warranties and agreements of the Company in Sections 4(o), 4(p), 4(q), 5(m), 5(n), 5(o) and 6(a) of this Agreement and of the Initial Purchasers in Section 2 of this Agreement and on the truth and accuracy of the representations and agreements deemed to be made by the purchasers of the Securities contained in the Offering Memorandum, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under this Agreement or in connection with the initial resale of such Securities by the Initial Purchasers in accordance with Section 2 of this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act; provided, however, that such counsel need not express any opinion with respect to the conditions under which the Securities may be further resold.

               (ix) The documents incorporated by reference in the Offering Memorandum, on the respective dates they were filed, appeared on their face to comply in all material respects with the requirements as to form for reports on Form 10-K, Form 10-Q, Form 8-K and Form 8-A, as the case may be, under the Exchange Act, as amended, and Form S-4 under the Securities Act, and the related rules and regulations in effect at the respective dates of their filings, except that such counsel need express no opinion concerning the financial statements and other financial information contained or incorporated by reference therein.

          In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and of public officials. Such counsel may also rely as to matters of Colorado law upon the opinion of Holme Roberts & Owen LLP without independent verification. Such counsel need express no opinion as to matters relating to the Federal Communications Commission or any state public utilities commission or similar authority for the Company or the Guarantor, as applicable.

          In addition, such counsel may state that in connection with such counsel's participation in conferences in connection with the preparation of the Offering Memorandum, such counsel has not independently verified the accuracy, completeness or fairness of the statements contained or incorporated therein, and the limitations inherent in the examination made by such counsel and the knowledge available to such counsel are such that such counsel is unable to assume, and does not assume, any responsibility for such accuracy, completeness or fairness (except as otherwise specifically stated in paragraph (vii) above). However, such counsel shall state that on the basis of such counsel's review of the Offering Memorandum and the documents incorporated by reference therein and their participation in conferences in connection with the preparation of the Offering Memorandum, such counsel does not believe that the Offering Memorandum and the documents incorporated therein, considered as a whole, as of its issue date or on the date of the opinion, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. However, such counsel need express no opinion or belief as to the financial statements and other financial information contained or incorporated by reference in the Offering Memorandum or in the documents incorporated therein by reference.

          Such opinion may state that it does not address the impact on the opinions contained therein of any litigation or ruling relating to the divestiture by American Telephone and Telegraph Company of ownership of its operating telephone companies (the "DIVESTITURE").

          The opinion of O'Melveny & Myers LLP described above shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

          (g) Yash A. Rana, Esq., Associate General Counsel for the Company shall have furnished to the Initial Purchasers his written opinion, dated the Delivery Date, in form and substance satisfactory to the Initial Purchasers, to the effect that:

               (i) The execution, delivery and performance of this Agreement and the Registration Rights Agreement have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company.

               (ii) All state regulatory consents, approvals, authorizations or other orders (except as to the state securities or blue sky laws, as to which such counsel need express no opinion) legally required for the execution of the Indenture and the issuance and sale of the Securities to the Initial Purchasers pursuant to the terms of this Agreement have been obtained; provided that such counsel may rely on opinions of local counsel satisfactory to such counsel.

               (iii) To such counsel's knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Company, Qwest Communications or any of their subsidiaries is a party or to which the assets, properties or operations of the Company, Qwest Communications or any of their subsidiaries is subject, before or by any court or governmental agency or body, domestic or foreign, which (a) might reasonably be expected to result in a Material Adverse Effect, or (b) might reasonably be expected to materially and adversely affect the consummation by the Company of the transactions contemplated by this Agreement, the Registration Rights Agreement or the Securities or the Indenture or the performance by the Company of its obligations hereunder or thereunder.

               (iv) The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company will not (A) violate the charter or bylaws of the Company, or (B) violate, breach or result in a default under any material contract, indenture, mortgage, loan agreement, note, lease or other material agreement known to such counsel to which the Company or Qwest Communications is a party or to which any of their respective properties or assets are subject (except for such violations, loans and defaults as could not reasonably be expected to result in a Material Adverse Effect); provided that such counsel need express no opinion as to the effect of the Company's performance of its obligations under this Agreement or the Registration Rights Agreement on the compliance by the Company or Qwest Communications with financial covenants in any such contract, indenture, mortgage, loan agreement, note, lease or other agreement.

               (v) To such counsel's knowledge, neither the Company nor any of its subsidiaries is in violation of its charter or bylaws.

          Such counsel may state that is does not address the impact of the opinions contained therein on any litigation or ruling relating to the Divestiture. Such counsel need express no opinion with respect to matters relating to the Federal Communications Commission or state public utilities commissions for the Company.

          (h) Hogan & Hartson L.L.P. shall have furnished to the Initial Purchasers their written opinion, dated the Delivery Date, in form and substance satisfactory to the Initial Purchasers, to the effect that no consent, approval, authorization or other action by, or filing or registration with, any federal or state government authority (collectively, "GOVERNMENTAL ACTION") is required in connection with the execution and delivery by the Company of this Agreement or the issuance and sale of the Securities to the Initial Purchasers pursuant to the terms of this Agreement (collectively, the "SECURITIES Transaction"), provided that such counsel need express no opinion therein with respect to any Governmental Action that may be required that does not materially affect the validity of the Securities Transaction, and except for a pre-issuance filing with the State of Washington pursuant to RCW 80.08.040 (which filing has been made), and except for post-issuance filings with the States of Washington and Oregon, pursuant to WAC 480-146-340 and ORS 860-027-0032, respectively;

          (i) on the date of the issuance of the Offering Memorandum and also on the Delivery Date, Arthur Andersen LLP shall have furnished to the Initial Purchasers letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Offering Memorandum;

          (j) the Initial Purchasers shall have received on and as of the Delivery Date an opinion of Debevoise & Plimpton, counsel to the Initial Purchasers, with respect to the validity of the Indenture and the Securities, and such other related matters as the Initial Purchasers may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (k) the Initial Purchasers shall have received prior to the Delivery Date a copy of the Registration Rights Agreement, in form and substance satisfactory to the Initial Purchasers, duly executed by the Company, and the Registration Rights Agreement shall be in full force and effect at the Delivery Date; and

          (l) on or prior to the Delivery Date the Company shall have furnished to the Initial Purchasers such further certificates and documents as the Initial Purchasers shall reasonably request.

     7. (a) The Company agrees to indemnify and hold harmless each Initial Purchaser from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof to which that Initial Purchaser may become subject, as incurred, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,

(i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or in any amendment or supplement thereto and (ii) the omission or alleged omission to state in the Offering Memorandum or in any amendment or supplement thereto, any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each Initial Purchaser, as incurred, for any legal or other expenses reasonably incurred by such Initial Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action or amounts paid in settlement of any litigation or investigation or proceeding related thereto if such settlement is effected with the written consent of the Company; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Memorandum, or in any such amendment or supplement, in reliance upon and in conformity with the written information furnished to the Company through the Representatives by or on behalf of any Initial Purchaser specifically for inclusion therein which information consists solely of the information specified in Section 7(e). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Initial Purchaser.

          (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in the Offering Memorandum or in any amendment or supplement thereto, any material fact necessary to make the statements therein not misleading, but only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company through the Representatives by or on behalf of that Initial Purchaser specifically for inclusion therein and set forth in Section 7(e), and shall reimburse the Company promptly upon demand for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Initial Purchaser may otherwise have to the Company.

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchasers shall have the right to employ one separate counsel (which counsel shall be reasonably satisfactory to the indemnifying party) to represent jointly the Initial Purchasers who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchasers against the Company under this
     Section 7 if, in the opinion of counsel for such Initial Purchasers it is advisable for such Initial Purchasers to be jointly represented by separate counsel, and in that event the reasonable fees and expenses of such separate counsel shall be paid by the Company. No indemnifying party shall,
     (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement.

          (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Securities under this Agreement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it were offered to investors exceeds the amount of any damages which such Initial Purchaser has otherwise paid by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute as provided in this Section 7(d) are several in proportion to their respective obligations and not joint.

          (e) The Initial Purchasers severally confirm, and the Company acknowledges, that the statements in paragraph number 4, in the third and fourth sentences in paragraph number 5, in paragraph number 7, in paragraph number 11 and paragraph number 14 under the heading "Plan of Distribution" in the Offering Memorandum constitute the only information furnished in writing to the Company through the Representatives by or on behalf of the Initial Purchasers specifically for inclusion in the Offering Memorandum.

          (f) The respective indemnities, representations, warranties and agreements of the Company and the Initial Purchasers contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, will survive the delivery of and payment for the Securities and will remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

     8. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Initial Purchasers, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Delivery Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade or there has been any major disruption of settlements of securities or clearance services in the United States, (ii) trading of any securities of or guaranteed by the Company or Qwest Communications shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, including without limitation as a result of terrorist activities, that, in the judgment of the Initial Purchasers, is material and adverse and which, in the judgment of the Initial Purchasers, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Offering Memorandum.

     9. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

     10. If, on the Delivery Date any one or more of the Initial Purchasers shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in
Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as the Initial Purchasers may specify, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Initial Purchaser has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 10 by an amount in excess of one-tenth of such principal amount of Securities without the written consent of such Initial Purchaser. If, on the Delivery Date any Initial Purchaser or Initial Purchasers, shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or the Company. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Delivery Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

     11. If this Agreement shall be terminated by the Initial Purchasers, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Initial Purchasers' obligations cannot be fulfilled, (i) the Company shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5(j) and (ii) except in the event this Agreement is terminated pursuant to clauses (i), (iii) or (iv) of Section 8, the Company agrees to reimburse the Initial Purchasers or such Initial Purchasers as have so terminated this Agreement with respect to themselves, severally, for the out-of-pocket expenses reasonably incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder, not exceeding $75,000, and for the fees and disbursements of their counsel in connection with this offering.

     12. This Agreement shall inure to the benefit of and be binding upon the Company, the Initial Purchasers, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

     13. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Initial Purchasers c/o Credit Suisse First Boston Corporation, Transactions Advisory Group, 11 Madison Avenue, New York, NY 10010-3629 (Fax: 212-325-4296). Notices to the Company shall be given to it at 1801 California Street, Denver, Colorado 80202 (telefax: (303) 896-6468); Attention: Scott Berman, with a copy to General Counsel (telefax: (303) 296-5974).

     14. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

         If the foregoing is in accordance with your understanding, please sign and return counterparts hereof.

                                       Very truly yours,

                                       QWEST CORPORATION


                                       By: /s/ James Smith
                                           -------------------------------------
                                           Name:
                                           Title:



Accepted: March 7, 2002




By: CREDIT SUISSE FIRST BOSTON CORPORATION


By: /s/ Michael Genereux
    ---------------------------------------
    Name:  Michael Genereux
    Title: Director



For themselves and as Representatives of the other Initial Purchasers named in
Schedule I hereto.

                                                                      SCHEDULE 1

                                                   AGGREGATE PRINCIPAL AMOUNT OF
INITIAL PURCHASER                                   SECURITIES TO BE PURCHASED
-----------------                                  -----------------------------
Credit Suisse First Boston Corporation ..........         $1,050,000,000
Banc of America Securities LLC ..................            180,000,000
Lehman Brothers Inc. ............................            180,000,000
ABN AMRO Incorporated ...........................             30,000,000
Commerzbank Capital Markets Corp. ...............             30,000,000
First Union Securities, Inc. ....................             30,000,000
         Total ..................................         $1,500,000,000
                                                          ==============


                                      A-1